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                              EMPLOYMENT AGREEMENT
                                      WITH
                               MICHAEL P. BRENNAN

                                -----------------
                                 First Amendment
                                -----------------


     WHEREAS, on February 6, 1995, Westwood Homestead Savings Bank (the "Bank") entered into an Employment Agreement (the "Agreement") with Michael P. Brennan (the "Employee"); and

     WHEREAS, the Bank's holding company, the Bank and the Employee have determined that it is in their respective best interests to amend the Agreement in the manner set forth herein.

     NOW, THEREFORE, the Agreement shall be amended as follows, with such amendment to become effective immediately upon execution hereof:

     1.  The Agreement shall be amended by inserting the following new section immediately after section 4(a), and by redesignating section 4(b) as section 4(c).

               (b) CONSIDERATION FROM THE BANK'S HOLDING COMPANY: JOINT AND SEVERAL LIABILITY. In lieu of paying the Executive a base salary during the term of this Agreement, the Bank's holding company hereby agrees that to the extent permitted by law, it shall be jointly and severally liable with the Bank for the payment of all amounts due under the employment agreement of even date herewith between the Bank and the Executive. Nevertheless, the Board of Directors may in its discretion at any time during the term of this Agreement agree to pay the Executive a base salary for the remaining term of this Agreement. If the Board of Directors agrees to pay such salary, the Board shall thereafter review, not less often than annually, the rate of the Executive's salary, and in its sole discretion may decide to increase his salary.

     2. Section 8(d) shall be further amended by revising its first and fourth sentences by adding the words "or its holding company" after "Bank".

     3. Section 8(d) shall be further amended by revising its second and third sentences to provide as follows:

          The term "Change of Control" shall mean any one of the following events: (1) the acquisition of ownership, holding or power to vote more than 25% of the Bank's or its holding company's voting stock, (2) the acquisition of the ability to control the election of a majority of the Bank's or its holding company's directors, (3) the acquisition of a controlling influence over the management or policies of the Bank or its holding company by any person or by persons acting as a "group" (within

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First Amendment to
Employment Agreement
Page 2

          the meaning of Section 13(d) of the Securities Exchange Act of
          1934), (4) the acquisition of control of the Bank or its holding company within the meaning of 12 C.F.R. Part 574 or its applicable equivalent (except in the case of (1), (2), (3) and (4) hereof, ownership or control of the Bank by its holding company shall not constitute a "Change of Control"), or (5) during any period of two consecutive years, individuals (the "Continuing Directors") who at the beginning of such period constitute the Board of Directors of the Bank or its holding company (the "Existing Board") cease for any reason to constitute at least a majority thereof, provided that any individual whose election or nomination for election as a member of the Existing Board was approved by a vote of at least a majority of the Continuing Directors then in office shall be considered a Continuing Director. For purposes of this subparagraph only, the term "person" refers to an individual or a corporation, partnership, trust, association, joint venture, pool, syndicate, sole proprietorship, unincorporated organization or any other form of entity not specifically listed herein.

     4. Nothing contained herein shall be held to alter, vary or affect any of the terms, provisions, or conditions of the Agreement other than as stated above.

     WHEREFORE, the undersigned hereby approves this First Amendment to the Agreement.

Date of Execution:  __________ ___, 1996


MICHAEL P. BRENNAN

______________________


WESTWOOD HOMESTEAD SAVINGS BANK

By_________________________________     Attest:________________________________
    Its Chairman of the Board
                                                  CORPORATE SEAL

WESTWOOD HOMESTEAD FINANCIAL CORPORATION

By_________________________________     Attest:________________________________
    Its Chairman of the Board
                                                  CORPORATE SEAL